UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 1999



                            BRIDGEPORT MACHINES, INC.
             (Exact name of registrant as specified in its charter)




   DELAWARE                          000-25102                    06-1169678
(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)





500 Lindley Street, Bridgeport, CT                                  06606
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (203) 367-3651


                                 Not Applicable
              (Former name or address if changed since last report)

Item 5.           Other Events

(a) After the close of business on April 23, 1999, Bridgeport Machines, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Goldman Industrial Group, Inc. ("Goldman") and Bronze Acquisition Corp., a wholly owned subsidiary of Goldman ("Merger Sub"). Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger"), with the Company as the surviving corporation. As a result of the Merger, each outstanding share of common stock, par value $0.01 per share (the "Common Stock") of the Company (other than shares owned by the Company, Goldman, Merger Sub or any subsidiary thereof or shares with respect to which the holders have perfected appraisal rights under Delaware law) will be converted into the right to receive $10.00 per share in cash. The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

(b) On April 23, 1999, as a condition and inducement to Goldman and Merger Sub entering into the Merger Agreement, each of Textron Inc., Lehman LBO Inc., State of Delaware Employees Retirement Fund, Joseph E. Clancy and Dan L. Griffith (collectively, the "Stockholders") entered into an agreement with Goldman (the "Voting Agreements") pursuant to which each Stockholder, among other things, has granted Goldman a proxy with respect to the voting of the shares of Common Stock over which such Stockholder has voting control, upon the terms and subject to the conditions set forth in such Stockholder's Voting Agreement. The foregoing description of the Voting Agreements contained herein is qualified in its entirety by reference to the Voting Agreements, copies of which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated by reference herein.

(c)      A copy of the news  release  issued by the Company on April 26, 1999 in
         respect  of  the  Merger  is  attached   hereto  as  Exhibit  99.1  and
         incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

(a)      Financial Statements of business acquired:  None

(b)      Pro Forma Financial Information:            None

(c)      Exhibits:

         2.1 Agreement and Plan of Merger, dated as of April 23, 1999, by and among Goldman Industrial Group, Inc., Bronze Acquisition Corp. and Bridgeport Machines, Inc.

         10.1 Affiliate's Agreement, dated as of April 23, 1999, between Goldman Industrial Group, Inc. and Textron Inc.

         10.2 Affiliate's Agreement, dated as of April 23, 1999, between Goldman Industrial Group, Inc. and Lehman LBO Inc.

         10.3 Affiliate's Agreement, dated as of April 23, 1999, between Goldman Industrial Group, Inc. and State of Delaware Employees Retirement Fund

         10.4 Affiliate's Agreement, dated as of April 23, 1999, between Goldman Industrial Group, Inc. and Joseph E. Clancy

         10.5 Affiliate's Agreement, dated as of April 23, 1999, between Goldman Industrial Group, Inc. and Dan L. Griffith

         99.1     News Release issued by Bridgeport Machines,  Inc. on April 26,
                  1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



                                        BRIDGEPORT MACHINES, INC.
                                        -------------------------
                                              (Registrant)



April 27, 1999                          /s/  Walter C. Lazarcheck
--------------                          -------------------------
   (Date)                               Walter C. Lazarcheck
                                        Vice President & Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number


2.1 Agreement and Plan of Merger, dated as of April 23, 1999, by and among Goldman Industrial Group, Inc., Bronze Acquisition Corp. and Bridgeport Machines, Inc.

10.1 Affiliate's Agreement, dated as of April 23, 1999, between Goldman Industrial Group, Inc. and Textron Inc.

10.2 Affiliate's Agreement, dated April 23, 1999, between Goldman Industrial Group, Inc. and Lehman LBO Inc.

10.3 Affiliate's Agreement, dated April 23, 1999, between Goldman Industrial Group, Inc. and the State of Delaware Employees Retirement Fund

10.4 Affiliate's Agreement, dated April 23, 1999, between Goldman Industrial Group, Inc. and Joseph E. Clancy

10.5 Affiliate's Agreement, dated April 23, 1999, between Goldman Industrial Group, Inc. and Dan L. Griffith

99.1              News Release issued by Bridgeport Machines,  Inc. on April 26,
                  1999